SUPPLEMENT TO THE PROSPECTUS AND
SUMMARY PROSPECTUSES OF

Wells Fargo Government Securities Fund
Wells Fargo Growth Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo Small Company Value Fund
Wells Fargo Spectrum Moderate Growth Fund

At a meeting held on October 29, 2021, shareholders of the Wells Fargo Government Securities Fund, Wells Fargo Growth Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo Small Company Value Fund and Wells Fargo Spectrum Moderate Growth Fund (collectively, the “Funds”) approved new investment management and sub-advisory agreements to replace the investment management and sub-advisory agreements that were set to terminate as a result of the sale of Wells Fargo Asset Management. As a result, the previously announced interim investment management and sub-advisory agreements for the Funds are no longer needed and will not take effect.

November 2, 2021	EGIT111/P904SP